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                                                                    Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     The undersigned executive officers of the registrant hereby certify that this Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                       Parkvale Financial Corporation


Dated: April 26, 2007                  By: /s/ Robert J. McCarthy, Jr.
                                           -------------------------------------
                                           Robert J. McCarthy, Jr.
                                           Director, President and
                                           Chief Executive Officer


Dated: April 26, 2007                  By: /s/ Timothy G. Rubritz
                                           -------------------------------------
                                           Timothy G. Rubritz
                                           Vice President-Treasurer and
                                           Chief Financial Officer


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